UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EAGLE BULK SHIPPING INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Eagle Bulk Shipping Inc.

477 Madison Avenue, Suite 1405

New York, New York 10022

(212) 785-2500

April 26, 2013

Dear Shareholder:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Eagle Bulk Shipping Inc., which will be held at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York 10004 at 10:00 a.m., local time, on Thursday, June 13, 2013. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

The actions expected to be taken at the Annual Meeting are described in detail in the Company’s Proxy Statement.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, if you have elected to receive your proxy materials by mail, please date, sign and return the proxy card to be mailed to you on or about April 29, 2013. If you received your proxy materials over the Internet, please vote by Internet or by telephone in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials that you will receive in the mail. If you decide to attend the meeting in person, you will be able to vote in person, even if you have previously submitted a proxy.

I hope that you will attend the meeting, and I look forward to seeing you there.

Sincerely,

/s/ Sophocles N. Zoullas
Sophocles N. Zoullas
Chairman and Chief Executive Officer

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Eagle Bulk Shipping Inc.

477 Madison Avenue, Suite 1405

New York, New York 10022

(212) 785-2500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 13, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Eagle Bulk Shipping Inc., a Marshall Islands corporation (“Eagle Bulk Shipping” or the “Company”), will be held on Thursday, June 13, 2013, at 10:00 a.m., local time, at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York 10004, for the following purposes:

1.	To elect three Class II Directors to the Board of Directors;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2013; and

3.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

As of the date of this proxy statement, the Company has received no notice of any matters, other than those set forth above, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies on the proxy card, or their duly constituted substitutes acting at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote the shares represented by proxy or otherwise act on such matters in accordance with their judgment.

The close of business on April 22, 2013, has been fixed as the record date for determining those shareholders entitled to vote at the Annual Meeting. Accordingly, only shareholders of record as of the close of business on that date are entitled to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting. A list of such shareholders will be available at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 13, 2013.

(1)	This communication presents only an overview of the more complex proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)	The proxy statement is available at http://materials.proxyvote.com/y2187A.

(3)	If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 13, 2012, to facilitate timely delivery.

Please read the proxy statement which is available at http://materials.proxyvote.com/y2187A and, if you have requested to receive paper copies of our proxy materials by mail, the instructions on the proxy card included therein, which will be mailed to you on or about April 29, 2013. Whether or not you expect to attend the Annual Meeting in person, and no matter how many shares you own, please vote your shares as promptly as possible. Submitting a proxy now will help assure a quorum.

If you attend the Annual Meeting you may vote in person, even if you have previously submitted a proxy. If you require directions to attend the meeting, please send a written request to Adir Katzav, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022, telephone (212) 785-2500. All shareholders must present a form of personal photo identification in order to be admitted to the meeting. In addition, if your shares are held in the name of your broker, bank or other nominee and you wish to attend the Annual Meeting, you must bring an account statement or letter from the broker, bank or other nominee indicating that you were the owner of the shares on April 22, 2013.

If you hold your shares in your own name and you have requested to receive paper copies of our proxy materials by mail, you may submit a proxy by marking the proxy card to be mailed to you on or about April 29, 2013, and dating and signing it, and returning it in the postage paid envelope provided. You may also submit a proxy via our electronic voting platform at http://www.proxyvote.com or submit a proxy by telephone at 1-800 690-6903. You may also attend the Annual Meeting and vote in person. If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting. You may revoke your proxy at any time before the vote is taken by delivering to the Secretary of the Company a written revocation or a proxy with a later date or by voting your shares in person at the meeting, in which case your prior proxy would be disregarded.

You may request that a copy of the proxy materials be sent to you at no charge by sending a written request to Adir Katzav, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022, telephone (212) 785-2500. You may also indicate a preference for receiving an electronic or paper copy of proxy materials for future shareholder meetings by notification to the same address.

By Order of the Board of Directors,

/s/ Adir Katzav
Adir Katzav
Chief Financial Officer and Secretary

New York, New York

April 26, 2013

Eagle Bulk Shipping Inc.

477 Madison Avenue, Suite 1405

New York, New York 10022

(212) 785-2500

__________________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 13, 2013

__________________

This proxy statement is furnished to shareholders of Eagle Bulk Shipping Inc. (“Eagle Bulk Shipping” or the “Company”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Eagle Bulk Shipping (the “Board of Directors”) for use in voting at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York 10004, on Thursday, June 13, 2013, at 10:00 a.m., local time, and at any adjournment or postponement thereof.

This proxy statement is first available to shareholders at http://materials.proxyvote.com/y2187A on or about April 29, 2013.

This proxy statement complies with the proxy rules applicable to smaller reporting companies, as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. We also believe that by electing to provide access to our proxy materials over the Internet, we will reduce the amount of natural resources used in connection with our proxy materials and our Annual Meeting. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive by mail a printed set of the proxy materials, at no charge. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions on the website referred to in the Notice. Shareholders who have already requested to receive paper copies of our proxy materials will receive a full set of our proxy materials, including our proxy card, in the mail and will not receive the Notice.

Why didn’t I receive a Notice in the mail?

We are providing a Notice e-mail to those shareholders who have previously elected delivery of the proxy materials electronically. Those shareholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Why am I receiving these materials?

Our Board of Directors has made these materials available to you on the Internet, or, upon your request, we will deliver printed versions of these materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the Annual Meeting. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

What is included in these materials?

These materials include:

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•	Our proxy statement for the Annual Meeting; and

•	Our 2012 Annual Report to Shareholders, which includes our audited consolidated financial statements.

If you request printed versions of these materials by mail, these materials will also include the proxy card for the Annual Meeting.

How can I get electronic access to the proxy materials?

Your Notice of Internet Availability of Proxy Materials or proxy card will contain instructions on how to:

•	View our proxy materials for the Annual Meeting on the Internet; and

•	Instruct us to send our future proxy materials to you electronically by e-mail.

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

•	the election of three Class II Directors to hold office until the 2016 Annual Meeting of Shareholders; and

•	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2013.

Shareholders will also be asked to consider and vote at the Annual Meeting on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. At this time, the Company’s Board of Directors is unaware of any matters, other than those set forth above, that may properly come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The Board of Directors has fixed the close of business on April 22, 2013 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, Eagle Bulk Shipping had issued and outstanding 16,638,092 shares of common stock.

How Many Votes Do I Have?

Each common share outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders, including the election of Directors. Cumulative voting by shareholders is not permitted.

What are the Board of Directors’ voting recommendations?

The Board of Directors recommends that you vote “FOR” the nominees of the Board of Directors in the election of Directors and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2013.

How can I vote my shares?

You can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. You can vote by proxy as follows:

•	by mail – If you are a shareholder of record and you requested to receive paper copies of our proxy materials by mail, you may submit your proxy by signing the proxy card that is included in the paper proxy materials that will be mailed to you on or around April 29, 2013 and mailing it in the enclosed, postage paid envelope or, for if you are a beneficial owner of shares held in street name, you may submit your proxy by filling out the voting instruction form provided by your broker, trustee or other nominee, and mailing it in the enclosed, postage paid envelope.

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•	by telephone or by Internet – If you have telephone or Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you received a printed version of our proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction form.

How may I vote my shares in person at the Annual Meeting?

If your shares are registered directly in your name with our transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to vote in person at the Annual Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?

Rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain “routine” matters, including the ratification of the independent registered public accounting firm. The proposal to elect three Class II Directors is a non-routine matter. As a result, your broker does not have discretionary authority to vote your shares on this proposal on your behalf without receiving specific voting instructions from you.

How will my voting instructions be treated?

If you provide specific voting instructions, your shares will be voted as instructed.

If you hold shares as the shareholder of record and sign and return a proxy card or vote by telephone or Internet without giving specific voting instructions, then your shares will be voted as recommended by our Board of Directors.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, and you do not give instructions to that nominee on how you want your shares voted, then generally your nominee can vote your shares on certain “routine” matters. At our Annual Meeting, only Proposal 2 is considered routine, which means that your broker, trustee, or other nominee can vote your shares on Proposal 2 if you do not timely provide instructions to vote your shares.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, and that nominee does not have discretion to vote your shares on a particular proposal and you do not give your broker instructions on how to vote your shares, then the votes will be considered broker non-votes. A broker “non-vote” will be treated as unvoted for purposes of determining approval for the proposal and will have the effect of neither a vote for nor a vote against the proposal.

Could other matters be decided at the Annual Meeting?

At this time, we are unaware of any matters, other than as set forth above, that may properly come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy, or their duly constituted substitutes acting at the Annual Meeting or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote or otherwise act on such matters in accordance with their judgment.

What do I need to bring to be admitted to the Annual Meeting?

All shareholders must present a form of personal photo identification in order to be admitted to the meeting. In addition, if your shares are held in the name of your broker, trustee or other nominee and you wish to attend the Annual Meeting, you must bring an account statement or letter from the broker, trustee or other nominee indicating that you were the owner of the shares as of the Record Date.

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How can I change my vote?

Any person signing a proxy card in the form to be mailed to you on or about April 29, 2013, has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to Adir Katzav, Secretary of Eagle Bulk Shipping, 477 Madison Avenue, Suite 1405, New York, New York 10022, stating that the proxy is revoked;

•	by submitting another proxy with a later date; or

•	by attending the Annual Meeting and voting in person.

What are the quorum and voting requirements to elect Directors and approve the other proposal described in the proxy statement?

In order to take action on the matters scheduled for a vote at the Annual Meeting, a quorum (a majority of the aggregate number of shares of the Company’s common stock issued and outstanding and entitled to vote as of the record date for the Annual Meeting) must be present in person or by proxy.

A plurality of the votes cast at the annual meeting is required for approval of Proposal No. 1, concerning the election of Directors and a majority of the votes cast at the Annual Meeting is required for approval of Proposal and No. 2, concerning the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013.

What is an “abstention” and how would it affect the vote?

An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter (other than the election of Directors for which the choice is limited to “for” or “withhold”). Abstentions are counted as present for purposes of determining a quorum. Abstentions will not be counted as having been voted and will have no effect on the outcome of the vote on Proposals No. 1 or No. 2.

What is a broker “non-vote” and how would it affect the vote?

A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Under rules applicable to broker-dealers, Proposal No. 2, concerning of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2013, is an item on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. Brokerage firms may not vote with respect to Proposal No. 1 without their clients having furnished voting instructions. There will be no broker “non-votes” on Proposal No. 2 because brokerage firms may vote in their discretion on behalf of their clients on this proposal even if such clients have not furnished voting instructions with respect to this proposal. There may be broker “non-votes” with respect to Proposal No. 1.

Who will count the votes?

The Company’s proxy processor and tabulator, Broadridge Financial Solutions, Inc., will serve as proxy tabulator and count the votes. The results will be certified by the inspectors of election.

Who will conduct the proxy solicitation and how much will it cost?

We will pay the costs relating to this proxy statement, the proxy solicitation and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares held in street name for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and employees may also solicit proxies. They will not receive any additional pay for the solicitation.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Under the Amended and Restated Articles of Incorporation of the Company, the Board of Directors is classified into three classes of Directors. The three Directors serving in Class II have terms expiring at the Annual Meeting. The Board of Directors has nominated the three current Class II Directors, Joseph M. Cianciolo, David B. Hiley and Thomas B. Winmill, for re-election as Class II Directors, each to serve for a three-year term until the 2016 Annual Meeting of Shareholders of the Company and until his respective successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal. Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy.

Nominee Information

The Board of Directors believes that each director nominee possesses the qualities and experience that the Nominating and Governance Committee believes that nominees should possess, as described in detail below in the section entitled “Corporate Governance-Director Nominations.” The Board of Directors seeks out, and the Board of Directors is comprised of, individuals whose background and experience complement those of other Board members. The nominees for election to the Board of Directors, together with biographical information furnished by each of them, are set forth below. There are no family relationships among executive officers and directors of the Company, except that Sophocles N. Zoullas and Alexis P. Zoullas are brothers.

The following is information regarding the nominees for election as Class II Directors:

Joseph M. Cianciolo, age 74, serves as a Director of the Company and the Chair of our Audit Committee. Mr. Cianciolo retired in June 1999 as the managing partner of the Providence, Rhode Island office of KPMG LLP. At the time of his retirement, Mr. Cianciolo had been a partner of KPMG LLP since 1970. Mr. Cianciolo currently serves as a director of Nortek, Inc. Mr. Cianciolo has previously served as a director of United Natural Foods Inc. Mr. Cianciolo has served as a Director of the Company since 2006. The Board of Directors selected Mr. Cianciolo as a Director because it believes that Mr. Cianciolo brings valuable management, financial and corporate governance experience to the Board of Directors. Mr. Cianciolo has spent 38 years with an international public accounting firm and 29 years as an Audit Engagement Partner. Mr. Cianciolo has served as an independent director for over thirteen years and has chaired the Audit Committee for two other companies whose securities have been publicly traded. He has held positions that require a full range of corporate and board responsibilities, including serving on Nominating and Governance and Compensation Committees.

David B. Hiley, age 74, serves as a Director of the Company. Mr. Hiley has been a financial consultant for more than nine years. Mr. Hiley has previously served as a Director of Nortek, Inc. and as Director, Executive Vice President and Chief Financial Officer of CRT Properties, Inc. (formerly Koger Equity, Inc.), a real estate investment trust, and in recent years has been a financial consultant. Prior to that, for the majority of his career Mr. Hiley served as head of investment banking at a large securities firm. Mr. Hiley has served as a Director of the Company since 2005. The Board of Directors selected Mr. Hiley to serve as a director because it believes he has valuable business and management experience and important perspectives on issues facing our Company. Mr. Hiley’s experience enables him to provide insight, guidance and strategic direction to the Board of Directors. Mr. Hiley has a strong financial background, including an understanding of financial statements, corporate finance, accounting and capital markets.

Thomas B. Winmill, age 53, serves as a Director of the Company.  Since 1999, Mr. Winmill has served as President, Chief Executive Officer, and General Counsel of Winmill & Co. Incorporated and its affiliates, which include SEC -registered investment advisers and broker/dealers, SEC-registered investment companies, such as Midas Fund, and U.S. Department of Housing and Urban Development licensed mortgage bankers. As portfolio manager of Midas Fund since 2002, Mr. Winmill analyzes trends and companies involved with precious metals and natural resources, including ferrous and non-ferrous metals (such as iron, aluminum, and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil, and natural gas), chemicals, forest products, real estate, food products, and other basic commodities. He is a member of the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc., the New York and Washington State Bars, and the SEC Rules Committee of the Investment Company Institute. Mr. Winmill currently serves as a director or trustee for the following affiliated companies: Bexil Corporation, Bexil American Mortgage Inc., Castle Mortgage Corporation, Dividend and Income Fund, Foxby Corp., Global Income Fund, Inc., Midas Series Trust, and Winmill & Co. Incorporated.  Mr. Winmill formerly served as a director for Golden Cycle Gold Corporation. Mr. Winmill has served as a Director of the Company since 2010. The Board of Directors selected Mr. Winmill to serve as a director because it believes he has valuable management, finance, and strategic decision-making experience. Mr. Winmill has significant investment and analytical expertise, particularly regarding commodities. Mr. Winmill is familiar with a range of corporate and board functions based on significant prior board experience.

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Continuing Director Information

The following is information regarding our Directors whose terms continue after the 2012 Annual Meeting:

Class I Directors – Terms Expiring at the 2015 Annual Meeting

Jon Tomasson, age 54, serves as a Director of the Company and the Chair of the Company’s Compensation Committee. Mr. Tomasson is Chief Executive Officer of Vínland Capital Investments, LLC, a real estate investment company that he founded in 2003. Prior to starting Vínland, Mr. Tomasson was a principal with Cardinal Capital Partners from 1999 until 2002. From 1990 until 1999, Mr. Tomasson worked at Citigroup’s Global Real Estate Equity and Structured Finance (GREESF) business, with both transactional and various management responsibilities. Mr. Tomasson has served as a Director of the Company since 2007. The Board of Directors selected Mr. Tomasson to serve as a director because it believes that Mr. Tomasson brings valuable financial, transactional and managerial expertise, including extensive execution in capital markets and structured transactions. Mr. Tomasson brings over 25 years of experience in international and domestic investment banking and real estate investment in addition to a multi-cultural and multi-lingual background to bear. He has built, led, capitalized and directed several businesses, teams and investments which informs his judgment, as well as his strategic advice and risk assessment as member of the Company’s Board of Directors.

Sophocles N. Zoullas, age 47, the Company’s founder, has served as the Company’s Chief Executive Officer and Chairman of the Board of Directors since 2005. Mr. S. Zoullas has been involved in the dry bulk shipping industry for 24 years with experience in strategic, commercial and operational aspects of the business. Mr. S. Zoullas’s strategic and commercial experience includes ship purchase negotiations and financing, chartering and insurance. Mr. S. Zoullas’s operational experience includes oversight of ship repair, maintenance and cost control. From 1989 to 2005, Mr. Zoullas served as an executive officer and a director of Norland Shipping & Trading Corporation, a shipping agency in the dry bulk shipping industry. Mr. S. Zoullas holds a bachelor’s degree from Harvard College and an MBA from IMD (IMEDE) in Lausanne, Switzerland. Mr. S. Zoullas is currently Chairman of the USA Advisory Committee of Lloyd’s Register and a member of the American Bureau of Shipping. Mr. S. Zoullas serves as Director Emeritus of the North American Marine Environment Protection Association (NAMEPA). Mr. S. Zoullas is also a committee member of the London P&I Club Committee. Mr. S. Zoullas in his capacity as a Chief Executive Officer and Chairman of the Board of Directors, brings leadership, extensive business relationships and operating experience, tremendous knowledge and strategic vision of our Company. Mr. S. Zoullas’s service as the Chairman and Chief Executive Officer of Eagle Bulk Shipping creates a critical link between management and the Board of Directors, enabling the Board of Directors to perform its oversight function with the benefits of management's perspectives on the business. In addition, having the Chief Executive Officer, and Mr. S. Zoullas in particular, on our Board of Directors provides the Company with decisive and effective leadership.

Class III Directors – Terms Expiring at the 2014 Annual Meeting

Douglas P. Haensel, age 50, serves as a Director of the Company and the Chair of the Company's Nominating and Governance Committee. He is currently managing partner of Haensel Capital Partners, LLC. He served as Chief Financial Officer of Burt's Bees, Inc. from 2005 to 2012. From 2001 to 2004, Mr. Haensel was President and Chief Operating Officer of 21st Century Newspapers, Inc. He was Executive Vice President and Chief Financial Officer at The Athlete's Foot Group, Inc. from 1999 to 2001. Mr. Haensel started his career at General Electric Company and held several management positions at GE Capital. Mr. Haensel has served as a Director of the Company since 2005. The Board of Directors selected Mr. Haensel to serve as a Director because it believes that Mr. Haensel brings valuable management and financial experience to the Board of Directors, including extensive experience with capital market transactions and investments in both public and private companies. Mr. Haensel also has a strong operations background and has deep experience with acquisition opportunity analysis and integration. He has valuable experience in corporate governance, compensation and audit issues.

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Alexis P. Zoullas, age 42, serves as a Director of the Company and, since August 2008, also serves as the President of Eagle Shipping International (USA) LLC, a wholly owned subsidiary of the Company that provides commercial and strategic management to the Company’s fleet, which he joined in August 2008. Before joining Eagle Bulk Shipping, Mr. A. Zoullas had served as Vice-President at Norland Shipping & Trading Corporation since 2005, where he began his maritime career in 1993. From 2000 to 2004, Mr. A. Zoullas worked as Chief Strategic Officer of Kaufman Astoria Studios and was a founding partner of Filter Partners LLC, an entertainment licensing company. Presently, Mr. A. Zoullas serves as Chairman of the Class NK North American Advisory Committee.  In addition, Mr. A. Zoullas is also a member of the following committees: the Norwegian Hull Club, American Bureau of Shipping (of which he is also a member), and the USA Advisory Committee of Lloyd’s Register.  He holds a bachelor's degree from Harvard College and a J.D. from Fordham University.  Mr. A. Zoullas has served as a Director of the Company since April 2007. The Board selected Mr. A. Zoullas to serve as a director and President of Eagle Shipping International (USA) LLC, because it believes Mr. A. Zoullas provides valuable maritime experience in the areas of technical, operations, legal, insurance, and commercial experience. Mr. A. Zoullas has significant international experience that provides the Board with a critical global perspective, which is of immense value in the development of the Company’s strategy.  Mr. A. Zoullas also sits on various advisory committees within the industry, in recognition of his expertise and dedication.  His significant knowledge of the technical, legal, and environmental issues affecting the shipping industry is instrumental in keeping the Board current on existing and future legal and commercial issues facing the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1, THE ELECTION OF MESSRS. JOSEPH M. CIANCIOLO, DAVID B. HILEY AND THOMAS B. WINMILL AS CLASS II DIRECTORS OF THE BOARD OF DIRECTORS.

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CORPORATE GOVERNANCE

Meetings of the Board of Directors

The Board of Directors held fifteen meetings in 2012. Each Director attended at least 75% of the aggregate of the meetings of the Board of Directors, and meetings held by all committees on which such Director served, during the period for which such Director served. The Board of Directors met in executive session five times during 2012.

Directors are expected to attend the Company’s Annual Meeting of Shareholders. All seven of our Directors attended our 2012 Annual Meeting of Shareholders.

Director Independence

The Board of Directors affirmatively determined that the following Directors, including each Director serving on the Audit Committee, the Compensation Committee, the Conflicts Committee and the Nominating and Governance Committee, satisfy the independence requirements of Rule 4350(c) of NASDAQ’s listing standards: Joseph M. Cianciolo, Douglas P. Haensel, David B. Hiley, Jon Tomasson and Thomas B. Winmill. The Board of Directors also determined that the members of the Audit Committee satisfy the additional independence requirements of Rule 10A-3 under the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act, and NASDAQ’s requirements for audit committee members.

There is no family relationship between any of the nominees, continuing Directors or executive officers of the Company, except that Sophocles N. Zoullas and Alexis P. Zoullas are brothers.

Director Terms

The Directors are divided into three classes and the Directors in each class serve for a three-year term. The term of one class of directors expires each year at the Annual Meeting of Stockholders. The Board of Directors may fill a vacancy by electing a new director to the same class as the director being replaced. The Board of Directors may also create a new director position in any class and elect a Director to hold the newly created position until the term of the class expires.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, Conflicts Committee and Nominating and Governance Committee, the respective members and functions of which are described below. Current charters describing the nature and scope of the responsibilities of each of the Audit Committee, Compensation Committee, Conflicts Committee and Nominating and Governance Committee are posted on our website at www.eagleships.com under the headings “Investors—Corporate Governance” and are available in print upon request to Eagle Bulk Shipping Inc., 477 Madison Avenue, Suite 1405, New York, New York 10022.

Audit Committee

The Company’s Audit Committee is comprised of Joseph M. Cianciolo (Chairman), Douglas P. Haensel, and David B. Hiley, each of whom qualify as independent under the applicable NASDAQ listing requirements and SEC rules. The Board of Directors has determined that Joseph M. Cianciolo is an audit committee “financial expert” as such term is defined in applicable SEC rules, and that he has the requisite financial management expertise within the meaning of NASDAQ rules and regulations. As directed by its written charter, which was adopted on June 3, 2005, and amended in November 2006, the Audit Committee is responsible for appointing and overseeing the work of the independent auditors, including reviewing and approving their engagement letter and reviewing their annual audit plan; reviewing the adequacy and effectiveness of the Company’s accounting and internal control procedures; reading and discussing with management and the independent auditors the annual audited financial statements and quarterly financial statements, and preparing annually a report to be included in the Company’s proxy statement. The Audit Committee held five meetings during fiscal year 2012. See the report of the Audit Committee in this Proxy Statement for additional information regarding the Audit Committee’s actions in fiscal year 2012.

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Compensation Committee

The Company’s Compensation Committee is comprised of Jon Tomasson (Chairman), Joseph M. Cianciolo and Thomas B. Winmill, each of whom qualify as independent under the applicable NASDAQ listing requirements. As directed by its written charter, which was approved on June 3, 2005, and amended in November 2006, the Compensation Committee administers the Company’s stock option plan and other corporate benefits programs. The Compensation Committee also reviews and approves annual incentive compensation, special cash incentive awards, stock option or other equity incentive grants, compensation goals and objectives, and any employment severance or change in control agreements, and evaluates the performance of the Company’s Chief Executive Officer, Company’s Chief Financial Officer, and the President of Eagle Shipping International (USA) LLC and determines executive officer compensation. The Compensation Committee also evaluates and recommends for approval by the Board of Directors, the Board of Directors’ compensation-and fees and stock option or other equity incentive grants. The Compensation Committee engaged Steven Hall & Partners, an independent executive compensation consultant (the “Compensation Consultant” or the “Consultant”), as further described in more detail below. During fiscal year 2012, the Compensation Committee consulted with the Compensation Consultant and took the recommendations of the Compensation Consultant into consideration when making its decisions. The Compensation Committee held seventeen meetings during fiscal year 2012.

Conflicts Committee

The Company established a Conflicts Committee (the "Conflicts Committee") as of February 4, 2009, that is comprised of Joseph M. Cianciolo, Douglas P. Haensel and Jon Tomasson. The Conflicts Committee was established for the purpose of negotiating a management agreement dated August 4, 2009, between the Company and Delphin Shipping LLC, an entity affiliated with Sophocles Zoullas and Kelso & Company, L.P. Pursuant to the management agreement, which has been filed with the SEC as an exhibit to the Company's annual report on Form 10-K for the year ending December 31, 2009, the Company provides certain management services for vessels owned and to be acquired by Delphin Shipping LLC and will have certain rights of first refusal over vessel acquisition and chartering opportunities presented to Delphin Shipping LLC. Pursuant to the Conflict Committee's charter adopted as of May 21, 2009, the Conflicts Committee is also responsible for evaluating and managing potential conflicts of interest arising between the Company and Delphin Shipping LLC arising out of transactions contemplated under the management agreement and ensuring Delphin Shipping LLC's compliance with the terms of the management agreement. The Conflicts Committee is comprised solely of independent members of the Board of Directors who do not have any direct or indirect interest in any investment, contract or other transaction to which Delphin Shipping LLC or Kelso & Company, L.P. are a party. The Conflicts Committee held no meetings during fiscal year 2012.

Nominating and Governance Committee

The Company’s Nominating and Governance Committee is comprised of Douglas P. Haensel (Chairman), David B. Hiley, Jon Tomasson and Thomas B. Winmill, each of whom qualify as independent under the applicable NASDAQ listing requirements. As directed by its written charter, the Nominating and Governance Committee assists the Board of Directors in identifying qualified individuals to become members of the Board of Directors, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board of Directors effectiveness and in developing and implementing the Company’s corporate governance guidelines. The Nominating and Governance Committee held one meeting in fiscal year 2012.

Nomination of Directors

Nominees for our Board of Directors are selected by the Board of Directors based upon the recommendation of the Nominating and Governance Committee in accordance with the policies and principles set forth in the Committee’s charter and our Corporate Governance Guidelines. The Nominating and Governance Committee seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment will include an individual’s independence, as well as consideration of diversity, age, skills, necessary experience, soundness of judgment, ability to contribute to a diversity of viewpoints among board members, commitment, time and diligence to effectively discharge board responsibilities, qualifications, intelligence, education and experience to make a meaningful contribution to board deliberations. Directors should be persons of good character and thus should generally have the personal characteristics of integrity, accountability, judgment, responsibility, high performance standards, commitment and enthusiasm, and courage to express his or her views. The Nominating and Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company.

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The Nominating and Governance Committee identifies potential candidates by asking current Directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who might have an interest in serving as a Director.

Shareholders may recommend qualified persons for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder. Shareholders making a recommendation must submit the same information as that required to be included by the Company in its proxy statement with respect to nominees of the Board of Directors. The shareholder recommendation should be submitted in writing, addressed to: Adir Katzav, Secretary of Eagle Bulk Shipping Inc., 477 Madison Avenue, Suite 1405, New York, New York 10022.

How Our Compensation Decisions Are Made

The Company’s executive compensation is determined by the Company’s Compensation Committee. Although not required under the Compensation Committee’s charter, the Company’s executive compensation for 2012 has been ratified by the unanimous consent of the Company’s full Board of Directors.

Role of the Board of Directors and Compensation Committee

Our Board of Directors is responsible for establishing and administering our executive compensation and equity incentive programs. This duty of the Board of Directors has been delegated to the Compensation Committee in accordance with the Compensation Committee’s charter. The Compensation Committee reviews executive performance to establish compensation and approves appropriate modifications to the named executive officers’ compensation. The Compensation Committee is responsible for establishing the compensation of the Chief Executive Officer, and in the context of our overall compensation goals and objectives, reviews and approves the recommendations of the Chief Executive Officer regarding compensation and incentive plans of other named executive officers. The Committee also evaluates and recommends for approval by the Board of Directors, the annual compensation of the non-employee directors and oversees the equity compensation plans in accordance with Marshall Islands law.

Role of the Compensation Consultant

In accordance with its charter, the Compensation Committee has the authority to engage, retain and terminate a compensation consultant. The Compensation Committee also has the sole authority to approve the fees of such consultant.

Since 2007, the Compensation Committee and the Board of Directors have retained Steven Hall & Partners (the “Consultant”), a nationally recognized executive compensation consultant, as their compensation consultant to provide independent, third-party advice and expertise on all aspects of executive and director compensation and related corporate governance matters. In 2012, as in prior years, the Compensation Committee relied upon the Consultant to assist in the development and evaluation of compensation policies and the determination of compensation awards. Additionally, the Consultant provided the Compensation Committee with comparative market data, to the extent available, as well as modeling and evaluations of proposed executive and director compensation policies and determinations.

The Compensation Committee consulted with the Consultant in connection with the determination of the 2012 compensation for our named executive officers and our Board of Directors. In the future, the Compensation Committee may retain other similar consultants. The Consultant also provided advice throughout the year on new issues and developments regarding executive compensation and related disclosures. In the future, the Compensation Committee may retain other similar consultants.

The Consultant does not provide any other services to the Company.

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Role of Management

The Compensation Committee has sole authority to establish annual compensation for the Company’s named executive officers, and none of the named executive officers determines his own pay. At the request of the Compensation Committee, our Chief Executive Officer provides recommendations regarding compensation of our other named executive officers during the annual compensation approval process and information regarding compensation trends within the seaborne transportation industry.

Code of Ethics

The Company’s Code of Ethics, which applies to our Directors, executive officers (our Chief Executive Officer, our Chief Financial Officer, and our President Eagle Shipping International (USA) LLC) and employees, is available on our website at www.eagleships.com, and copies are available in print upon request to Eagle Bulk Shipping Inc., 477 Madison Avenue, Suite 1405, New York, New York 10022. The Company intends to satisfy any disclosure requirements regarding any amendment to, or waiver from, a provision of this Code of Ethics by posting such information on the Company’s website.

Communications with the Board of Directors

Shareholders and other interested parties may communicate with members of the Board of Directors, including reporting any concerns related to governance, corporate conduct, business ethics, financial practices, legal issues and accounting or audit matters in writing addressed to the Board of Directors, or any such individual Directors or group or committee of Directors by either name or title in care of: Secretary of Eagle Bulk Shipping Inc., 477 Madison Avenue, Suite 1405, New York, New York 10022.

All communications received as set forth above will be opened by the office of our Secretary for the sole purpose of determining whether the contents represent a message to our Directors. Materials that are unrelated to the duties and responsibilities of the Board of Directors, such as solicitations, resumes and other forms of job inquiries, surveys and individual customer complaints, or materials that are unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, but will be made available upon request to the Board of Directors, a committee of the Board of Directors or individual Directors as appropriate, depending on the facts and circumstances outlined in the communication.

The Leadership Structure of the Board of Directors

Sophocles Zoullas currently serves as both Chairman and Chief Executive Officer of Eagle Bulk Shipping. The Company believes that this leadership structure is in the best interests of shareholders because it promotes unified leadership, effective decision-making, and facilitates efficient execution of the Company’s strategic initiatives and business plan. Additionally, because of the Chief Executive Officer’s responsibilities for the day-to-day execution of corporate strategy and the importance of company performance in deliberations of the Board of Directors, we believe that our Chief Executive Officer is the director best qualified to serve as Chairman of the Board of Directors. The Board of Directors has also considered creating a lead independent director position on the Board of Directors, however given the size of the Company’s Board of Directors, it does not believe that such a position would benefit the functioning of the Board of Directors or its interaction with management. The Board of Directors also believes that there is substantial independent and effective oversight of management, including as a result of the following:

•	Annual reviews of the performance of our Chairman and Chief Executive Officer by the independent directors on the Compensation Committee.

•	Our independent directors regularly meet in executive session without the presence of management.

•	The Audit Committee meets separately with the independent auditor as needed to fulfill its responsibilities under its charter.

•	We have a substantial majority of active and well-qualified independent directors, each of whom is an equal participant in decisions of the Board of Directors.

•	Each of the committees of the Board of Directors is comprised solely of independent directors.

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The Role of the Board of Directors in Risk Oversight

The Audit Committee has primary responsibility for risk oversight on behalf of the Board of Directors. The Audit Committee regularly discusses, on at least a quarterly basis, risk exposures that may have a material impact on the Company’s financial statements, and the steps that management has taken to monitor and control such exposures. Additionally, pursuant to its charter, the Audit Committee is responsible for discussing with management policies with respect to risk assessment and risk management. The Compensation Committee also considers the risk implications of compensation approaches before making final determinations with respect to compensation program design.

Executive Sessions

Consistent with our Corporate Governance Guidelines, the non-employee directors of the Board of Directors regularly hold executive sessions. The Audit Committee, in accordance with its charter, meets separately with our executives at regular intervals or as otherwise deemed appropriate throughout the year to review our financial affairs, and meets separately in sessions with the independent auditors at such times as the Audit Committee deems appropriate to fulfill its responsibilities under the charter. The independent directors met in executive sessions five times during 2012.

EXECUTIVE OFFICERS

Our named executive officers are:

•	Sophocles N. Zoullas, Chairman and Chief Executive Officer, for whom information is set forth under the heading “Nominee Information” above.

•	Adir Katzav, Chief Financial Officer since July 2012 (1).

•	Alexis P. Zoullas, President of Eagle Shipping International (USA) LLC, for whom information is set forth under the heading “Continuing Director Information” above.

(1)Mr. Katzav, age 43, was appointed Chief Financial Officer in July 2012. Prior to assuming his current position, Mr. Katzav served as our Director of Financial Reporting since he joined the Company in 2008. During a 19-year career, Mr. Katzav has developed deep experience in corporate finance, accounting and capital markets regulatory structures. Prior to joining the Company, Mr. Katzav served as a Senior Audit Manager, in addition to other roles, for PricewaterhouseCoopers in both US and overseas, where he provided business advisory and auditing services to public and private companies across multiple industries. Mr. Katzav earned a Bachelor's Degree in Statistics and Operations Research and Accounting.

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2012 SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth the compensation of our executive officers, or the named executive officers, for the fiscal years ending on December 31, 2012 and 2011.

Officer	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non- equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All Other Compensation (including special incentive award) ($)(3)	Total ($)

Sophocles N. Zoullas	2012	$900,000	—	—	$1,881,735	—	—	$29,867	$2,811,602
	2011	$900,000	$1,200,000	$990,000	—	—	—	$29,867	$3,119,867

Adir Katzav(4)	2012	$288,050	—	—	$338,712	—	—	$9,800	$636,562

Alexis P. Zoullas	2012	$700,000	—	—	$752,694	—	—	$9,800	$1,462,494
	2011	$700,000	$600,000	$297,000	—	—	—	$9,800	$1,606,800

Alan S. Ginsberg	2012	$281,250	—	—	—	—	—	$9,800	$291,050
(formerly Chief Financial Officer) (5)	2011	$450,000	$400,000	$143,550	—	—	—	$9,800	$1,003,350

(1)	The amounts shown in this column, represent the aggregate fair value of the awards as of the grant date, computed in accordance with FASB ASC Topic 718, “Compensation-Stock Compensation.” Estimates of forfeitures for service-based vesting are disregarded. See notes to our audited financial statements included in our 2012 Annual Report on Form 10-K, filed with the SEC on April 1, 2013, for the assumptions used.

(2)	Pursuant to the Eagle Bulk Shipping Inc. 2011 Equity Incentive Plan, which was approved by shareholders at a special meeting of shareholders held in November 2011, on June 26, 2012, upon the Company’s refinancing of its credit facility, the Company granted an aggregate of 1,000,000 stock options to our Chief Executive Officer, an aggregate of 180,000 stock options to our Chief Financial Officer in his capacity as Director of Financial Reporting, and an aggregate of 400,000 stock options to our President of Eagle Shipping International (USA) LLC. The options were granted at 10% above fair market value (closing price for our common stock on the date of grant, as reported by Nasdaq) and have an exercise price of $3.34 per share, vest in four equal annual installments beginning on the grant date, and expire ten years from the date of grant. For purposes of determining the non-cash compensation cost for the Company's stock option plans using the fair value method of ASC 718 "Compensation-Stock Compensation". See notes to our audited financial statements included in our 2012 Annual Report on Form 10-K, filed with the SEC on April 1, 2013, for the assumptions used.

(3)	Amounts shown in this column include Company matching contributions to the 401(k) Plan of $9,800 for each of the executives. Additionally, in accordance with the terms of his employment agreement, amounts shown for our Chief Executive Officer include the cost paid by the Company for his life insurance, in the amounts of $20,067 for years 2011 and 2012.

(4)	Mr. Katzav was promoted to Chief Financial Officer and became an executive officer of the company in July 2012.

(5)	Mr. Ginsberg ceased to be an executive officer of the company in July 2012.

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Outstanding Equity Awards at Fiscal Year End 2012

The following table summarizes the equity awards held by the named executive officers as of December 31, 2012:

		Option Awards(1)						Stock Awards (1)
Name	Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Un-exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Sophocles N. Zoullas	01/12/2007	56,250		—		$71.20	01/12/2017
	06/19/2008							41,667	(2)	$62,501
	12/22/2010							33,333	(3)	$50,000
	12/22/2011							166,667	(3)	$250,001
	6/23/2012	250,000	(4)	750,000	(4)	$3.34	6/23/2022

Adir Katzav	12/22/2010							1,250	(3)	$1,875
	12/22/2011							8,333	(3)	$12,500
	6/23/2012	45,000	(4)	135,000	(4)	$3.34	6/23/2022

Alexis P. Zoullas	05/23/2007	4,167		—		$87.52	05/23/2017
	12/22/2010							7,083	(3)	$10,625
	12/22/2011							50,000	(3)	$75,000
	6/23/2012	100,000	(4)	300,000	(4)	$3.34	6/23/2022

Alan S. Ginsberg (formerly Chief Financial Officer) (5)	—	—		—		—	—	—		—

(1)

On May 22, 2012, the Company completed a 1 for 4 reverse stock split as previously approved by the Company's shareholders. Proportional adjustments were made to the Company's issued and outstanding common stock and to its common stock underlying stock options and other common stock-based equity grants outstanding immediately prior to the effectiveness of the reverse stock split to reflect the reverse stock split. All references herein to common stock and per share data have been retrospectively adjusted to reflect the reverse stock split.

(2)	On June 19, 2008, the Company granted our Chief Executive Officer 208,333 restricted stock units of the Company, in consideration for the signing of a new five-year employment agreement. Each of the restricted stock units granted to our Chief Executive Officer vest in five equal annual installments, commencing one year from the date of grant.
(3)

On December 22, 2010, the Company granted our Chief Executive Officer 100,000 restricted stock units of the Company, granted our Chief Financial Officer, in his capacity as Director of Financial Reporting, 1,250 restricted stock units of the Company, and granted our President, Eagle Shipping International (USA) LLC 21,250 restricted stock units of the Company. On December 22, 2011, the Company granted our Chief Executive Officer 250,000 restricted stock units of the Company, granted our Chief Financial Officer, in his capacity as Director of Financial Reporting, 8,333 restricted stock units of the Company, and granted our President, Eagle Shipping International (USA) LLC 75,000 restricted stock units of the Company. Each of the restricted stock units granted to our Chief Executive Officer, Chief Financial Officer and our President, Eagle Shipping International (USA) LLC, vest in three equal annual installments, commencing one year from the date of grant.

(4)	Pursuant to the Eagle Bulk Shipping Inc. 2011 Equity Incentive Plan, which was approved by shareholders at a special meeting of shareholders held in November 2011, on June 26, 2012, the Company granted an aggregate of 1,000,000 stock options to our Chief Executive Officer, an aggregate of 180,000 stock options to our Chief Financial Officer in his capacity as Director of Financial Reporting, and an aggregate of 400,000 stock options to our President of Eagle Shipping International (USA) LLC. The options were granted at 10% above fair market value (closing price for our common stock on the date of grant, as reported by Nasdaq) and have an exercise price of $3.34 per share, vest in four equal annual installments beginning on the grant date, and expire ten years from the date of grant.
(5)	Mr. Ginsberg ceased to be an executive officer of the company in July 2012.

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Retirement Benefits

We provide retirement plan benefits, discussed in this section below, that we believe are customary in our industry. We provide them to remain competitive in retaining talent and attracting new talent to join us.

401(k) Savings Plan

We provide all qualifying full-time employees with the opportunity to participate in our tax-qualified 401(k) savings plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a tax-advantaged basis. Accounts may be invested in a wide range of mutual funds. Up to tax law limits, we provide a 100% match for the first 3% of salary and 50% for the next 2% of salary participant.

Pension Benefits

The Company does not provide pension benefits.

Nonqualified Deferred Compensation

The Company did not provide any nonqualified deferred compensation during the fiscal year ending December 31, 2012.

Potential Payments Upon Termination Or Change-In-Control

As discussed in detail below under the heading “Employment Agreement with Sophocles N. Zoullas,” the Company entered into an employment agreement with our Chief Executive Officer in 2008. It provides that if we terminate our Chief Executive Officer’s employment without cause or if our Chief Executive Officer terminates employment for good reason, then he is entitled to receive a lump-sum payment.

The Company has granted to the named executive officers, pursuant to the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, or the 2005 Plan, and Eagle Bulk Shipping Inc. 2009 Equity Incentive Plan, or the 2009 Plan, restricted stock units of the Company that vest in equal annual installments. The restricted stock units provide that (i) if the executive is terminated on death or disability the unvested restricted stock units will vest and be paid out, (ii) if within 24 months following a change of control the executive is terminated without cause or terminates for good reason then the unvested restricted stock units will vest and be paid out.

The Company has granted to its Chief Executive Officer and Chief Financial Officer, in his capacity as Director of Financial Reporting, and to the President of Eagle Shipping International (USA) LLC, pursuant to the Eagle Bulk Shipping Inc. 2011 Equity Incentive Plan, or the 2011 Plan, options to purchase the Company’s common stock that vest in four equal annual installments. The options provide that (i) in the event the executive’s employment is terminated without cause, any unvested options prior to such termination date shall immediately vest and become exercisable in full until the earlier of the fifth anniversary of the date on which the employment is so terminated or the expiration of the options by their terms on the tenth anniversary of the grant date; and (ii) in the event the executive’s employment is terminated by reason of the executive’s death or disability, any unvested options prior to such termination date shall immediately vest and become exercisable in full until the earlier of the first anniversary of the date on which the employment is so terminated or the termination of the options by their terms on the tenth anniversary of the grant date. In addition, the options granted to our Chief Executive Officer also provide that in the event our Chief Executive Officer’s employment is terminated by our Chief Executive Officer for good reason, any unvested options prior to such termination date shall immediately vest and become exercisable in full until the earlier of the fifth anniversary of the date on which the employment is so terminated or the termination of the options by their terms on the tenth anniversary of the grant date.

Our Chief Executive Officer is also entitled to receive a gross-up for any excise taxes under Section 4999 of the Code imposed on excess parachute payments which may become payable to him, whether such payments arise with respect to accelerated vesting of restricted stock units or stock options or under other plans or agreements.

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Employment Agreement with Sophocles N. Zoullas

On June 19, 2008, we entered into an amended employment agreement with Sophocles N. Zoullas pursuant to which Mr. Zoullas serves as our Chief Executive Officer. The agreement has an initial term of five years; however, commencing on the third anniversary of the date thereof and each anniversary thereafter, the agreement automatically extends for additional one-year terms unless, not later than 90 days prior to any such anniversary, either party thereto notifies the other party that such extension shall not take effect. Either our Chief Executive Officer or we may terminate the employment agreement for any reason on 30 days’ written prior notice. We may also terminate our Chief Executive Officer’s employment at any time for cause.

Pursuant to the employment agreement, our Chief Executive Officer receives a minimum base salary per year in the amount of $875,000 and received an initial equity grant of 208,333 restricted stock units. Our Chief Executive Officer is eligible to participate in a performance annual incentive compensation pool, for senior executives, as well as discretionary amounts determined by the Compensation Committee. Our Chief Executive Officer is entitled to participate in the benefit plans and fringe benefits provided generally to similarly situated senior executives. The employment agreement also provides that we will provide our Chief Executive Officer with a life insurance policy during the term of the agreement with the amount and terms determined by mutual agreement.

In the event our Chief Executive Officer terminates his employment for other than good reason, our Chief Executive Officer is entitled to receive (i) his base salary and any unused vacation pay earned but unpaid up to the date of termination, (ii) reimbursement of any expenses for which he was due reimbursement, (iii) any annual incentive compensation actually earned for a completed year but unpaid as of the date of termination, and (iv) any annual incentive compensation earned for the uncompleted year, based upon his two-year average annual incentive compensation (collectively, (i), (ii), (iii) and (iv) are referred to as the "Accrued Benefits").

In the event we terminate our Chief Executive Officer’s employment without cause or our Chief Executive Officer terminates his employment for good reason, then in addition to the Accrued Benefits, our Chief Executive Officer is entitled to receive a lump-sum payment in an amount equal to the product of (x) two and (y) the sum of (I) his annual base salary and (II) our Chief Executive Officer’s two-year average annual incentive compensation and any special cash incentive award. Following a change of control, our Chief Executive Officer may be entitled to an enhanced “double trigger” severance payment. In the event that we terminate our Chief Executive Officer's employment without cause or our Chief Executive Officer terminates his employment for good reason following a change of control, the lump-sum payment is in an amount equal to the product of (x) three and (y) the sum of (I) our Chief Executive Officer’s annual base salary and (II) our Chief Executive Officer’s two-year average annual incentive compensation and any special cash incentive award. In addition, we will continue his health insurance (for our Chief Executive Officer and his dependents) during for two years (or three years if we terminate our Chief Executive Officer’s employment without cause or our Chief Executive Officer terminates his employment for good reason following a change of control). Our Chief Executive Officer does not receive a lump sum payment in the event he is terminated for cause, which we may do at any time such cause exists. In the event that his employment is terminated for cause, we are only obligated to provide our Chief Executive Officer with the Accrued Benefits. If our Chief Executive Officer dies or becomes disabled while employed by us, all of his rights under the employment agreement terminate except that (i) we are required to pay our Chief Executive Officer his Accrued Benefits, (ii) any stock options or stock appreciation rights shall become fully exercisable and shall remain exercisable for a period of 12 months after the termination of employment due to such death or disability (or until the earlier original expiration date of such options or stock appreciation rights), and (iii) any restricted stock or restricted stock units shall become fully vested.

The employment agreement provides for a gross-up for any excise taxes under Section 4999 of the Code imposed on excess parachute payments which may become payable to the executive, whether such payments arise with respect to accelerated vesting of the restricted stock units or under other plans or agreements.

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2012 DIRECTOR COMPENSATION TABLE

The following Director Compensation Table sets forth the compensation of our Directors (who are not executive officers of the Company) for the fiscal year ending on December 31, 2012.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation($)	Change in pension value and nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joseph M. Cianciolo (2)	$287,000	—	—	—	—	—	$287,000
David B. Hiley	$149,000	—	—	—	—	—	$149,000
Douglas P. Haensel (3)	$240,000	—	—	—	—	—	$240,000
Jon Tomasson (4)	$272,000	—	—	—	—	—	$272,000
Thomas B. Winmill	$185,000	—	—	—	—	—	$185,000

(1) Represents, for each non-employee Director, a cash retainer of $95,000, a payment of $3,000 for attendance at each meeting of the Board of Directors and a payment of $2,500 for attendance at each committee meeting.

(2) Includes a cash retainer of $30,000 for serving as chairman of the Audit Committee and $65,000 for serving on the Conflicts Committee.

(3) Includes a cash retainer of $20,000 for serving as chairman of the Nominating and Governance Committee and $65,000 for serving on the Conflicts Committee.

(4) Includes a cash retainer of $25,000 for serving as chairman of the Compensation Committee and $65,000 for serving on the Conflicts Committee.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of the end of the fiscal year 2012 with respect to securities that may be issued under the Company's equity compensation plans, which are comprised of the Eagle Bulk Shipping Inc. 2011 Equity Incentive Plan, or the 2011 Plan, the 2009 Plan, and the 2005 Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options, warrants (b)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,908,371	10.17	335,965	(1)
Equity compensation plans not approved by security holders	none

(1) Includes 335,965 shares of the Company’s common stock available for issuance pursuant to various types of awards under the 2009 Plan, including awards of restricted stock, in addition to, or in lieu of, options, warrants or rights. There are no remaining shares available for issuance under the 2005 Plan.

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REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the independence and performance of the Company’s auditors. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent”, as provided under the applicable listing standards of the Nasdaq Global Market and by Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a charter (the “Charter”) that was adopted by the Board of Directors on June 3, 2005, as amended in November 2006. As set forth in the Charter, the Committee’s job is one of oversight. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the annual financial statements, expressing an opinion based on their audit as to the statements’ conformity with generally accepted accounting principles, reviewing the Company’s quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q and discussing with the Committee any issues they believe should be raised with the Committee.

The Committee met with the Company’s independent registered public accounting firm to review and discuss the overall scope and plans for the audit of the Company’s consolidated financial statements for the year ended December 31, 2012. The Committee has considered and discussed with management and the independent registered public accounting firm (both alone and with management present) the audited financial statements as well as the independent registered public accounting firm’s evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. Management represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the financial statements with management.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Corporation’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit Committee discussed with the independent registered public accounting firm their independence and considered the compatibility of non-audit services with the registered public accounting firm’s independence, and a formal written statement from the independent registered public accounting firm, confirmed by management, of the fees billed for audit services, and other non-audit services rendered by the independent registered public accounting firm for the most recent fiscal year. The Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm their independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and, with the exception of the Chairman of the Audit Committee, are not experts in the field of auditing or accounting, including in respect of auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s activities do not provide an independent basis to determine that management has maintained appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s independent registered public accounting firm is in fact “independent.”

Based upon the Audit Committee’s receipt and review of the various materials and assurances described above and its discussions with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Joseph M. Cianciolo
Douglas P. Haensel
David B. Hiley
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s voting common stock as of April 26, 2013 of:

•	each person, group or entity known to the Company to beneficially own more than 5% of our stock;
•	each of our Directors and Director nominees;
•	each of our Named Executive Officers; and
•	all of our Directors and executive officers as a group.

As of the April 22, 2013 record date, a total of 16,638,092 shares of common stock were outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on matters on which common shareholders are eligible to vote.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of that security, or “investment power,” which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

Ownership of Common Stock

	Shares Beneficially Owned (2)
Name (1)	Number	Percentage
Sophocles N. Zoullas (3)	476,536	2.86%
Joseph M. Cianciolo (4)	43,057	*
David B. Hiley (5)	41,974	*
Douglas P. Haensel (6)	41,557	*
Jon Tomasson (7)	41,557	*
Thomas B. Winmill (8)	25,000	*
Alexis P. Zoullas (9)	55,238	*
Adir Katzav (10)	7,502	*
Alan Ginsberg (formerly Chief Financial Officer) (11)	22,224	*
All Current Directors and Executive Officers as a group (8 persons)	732,421	4.40%
Dimensional Fund Advisors LP (12)	984,847	5.92%

____________________

* Percentage less than 1% of class.

(1)	Unless otherwise indicated, the business address of each beneficial owner identified is 477 Madison Avenue, New York, New York, 10022.

(2)	Based on a total of 16,638,092 shares of common stock outstanding as of April 26, 2013. Shares subject to options that are exercisable presently or within 60 days of April 26, 2013 are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others.

(3)	Mr. Sophocles N. Zoullas’s beneficial ownership represents 420,286 shares of our common stock and options that are exercisable to purchase 56,250 shares of our common stock granted under the Eagle Bulk Shipping Inc. Stock Incentive Plans.

(4)	Mr. Cianciolo’s beneficial ownership represents 1,250 shares granted as restricted stock awards under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan and options to purchase 41,557 shares of our common stock granted under the Eagle Bulk Shipping Inc. Stock Incentive Plans, all 41,557 of which are currently exercisable. Mr. Cianciolo may also be deemed to be the beneficial owner of 250 shares of our common stock purchased in the open market.

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(5)	Mr. Hiley’s beneficial ownership represents 1,250 shares granted as restricted stock awards under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan and options to purchase 40,724 shares of our common stock granted under the Eagle Bulk Shipping Inc. Stock Incentive Plans, all 40,724 of which are currently exercisable.

(6)	Mr. Haensel’s beneficial ownership represents 1,250 shares granted as restricted stock awards under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan and options to purchase 40,307 shares of our common stock granted under the Eagle Bulk Shipping Inc. Stock Incentive Plans, all 40,307 of which are currently exercisable.

(7)	Mr. Tomasson’s beneficial ownership represents 1,250 shares granted as restricted stock awards under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan and options to purchase 40,307 shares of our common stock granted under the Eagle Bulk Shipping Inc. Stock Incentive Plans, all 40,307 of which are currently exercisable.

(8)	Mr. Winmill’s beneficial ownership represents options to purchase 25,000 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2009 Stock Incentive Plan, all 25,000 of which are currently exercisable.

(9)	Mr. Alexis P. Zoullas’s beneficial ownership represents 29,941 shares of our common stock and options that are exercisable to purchase 4,167 shares of our common stock granted under the Eagle Bulk Shipping Inc. Stock Incentive Plans.

(10)	Mr. Katzav’s beneficial ownership represents 7,502 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2009 Stock Incentive Plan.

(11)	Mr. Ginsberg ceased to be an executive officer of the company in July 2012. Mr. Ginsberg’s beneficial ownership represents 22,224 shares of our common stock.

(12)	Information is based on a Schedule 13G filed by Dimensional Fund Advisors LP on February 11, 2013. The Schedule 13G reports that Dimensional Fund Advisors LP has sole voting over 968,315 shares of the Company’s common stock and dispositive power over 984,847 shares of the Company’s common stock and no shared voting or dispositive power. According to the Schedule 13G, all 984,847 shares are owned by four investment companies registered under the Investment Company Act of 1940 to which Dimensional Fund Advisors LP furnishes investment advice and by certain other commingled group trusts and separate accounts to which Dimensional Fund Advisors LP serves as investment manager. Dimensional Fund Advisors LP lists its address as Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transaction Approval Policy

It is the Company's policy to enter into or ratify "Related Person Transactions" only when the Board of Directors, acting through the Audit Committee or another independent committee established by the Board of Directors, determines that the Related Person Transaction in question is in, or is not inconsistent with, the best interests of the Company and its shareholders. A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company is, was or will be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for fiscal years 2012 and 2011, and in which any “Related Person” (as defined in relevant SEC rules) had, has or will have a direct or indirect material interest. A Related Person Transaction includes, but is not limited to, situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. The transactions discussed below were entered into in accordance with the terms of the Company’s Related Persons Transactions policy.

On August 4, 2009, the Company entered into a management agreement (the "Management Agreement") with Delphin Shipping LLC ("Delphin"), a Marshall Islands limited liability company affiliated with Kelso Investment Associates VII, KEP VI, LLC and the Company's Chief Executive Officer, Sophocles Zoullas. During our fiscal year ended December 31, 2012 and 2011, we provided commercial and technical management services to Delphin resulting in revenues to us of $2,180,088 and $918,094, respectively. The advanced balance received from Delphin on account for the management of its vessels as of December 31, 2012 amounted to $217,852. The total reimbursable expenses for the periods ended December 31, 2012 and 2011 amounted to $430,961 and $15,173, respectively. The balance due from Delphin as of December 31, 2012 and 2011 amounted to $60,587 and $12,811, respectively. The balance due mainly consists of management fees, administrative service fees and other reimbursable expenses.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the financial statements of Eagle Bulk Shipping for the fiscal year ending December 31, 2013 and recommends that shareholders vote to ratify this appointment. Representatives of Pricewaterhouse Coopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

If the shareholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

Fees to Independent Registered Public Accounting Firm

     As outlined in the table below, we incurred the following fees for the fiscal years ended December 31, 2012 and 2011, for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Company’s annual financial statements and for audit-related services, tax services and all other services, as applicable.

Type of Fees	2012	2011
Audit Fees	$802,700	$422,000
Tax Fees	$28,300	$36,800

Total	$831,000	$458,800

Audit fees for fiscal years 2012 and 2011 include professional services rendered by PwC for the integrated audit of the company’s consolidated financial statements and the company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, for review of the company’s interim consolidated quarterly financial statements included in the company’s quarterly reports on Form 10-Q and services that are normally provided by PwC in connection with regulatory filings in 2012.

     Tax fees for fiscal years 2012 and 2011 related to tax planning and tax compliance services.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2, THE RATIFICATION OF THE APPOINTMENT OF Pricewaterhouse Coopers LLP AS EAGLE BULK SHIPPING’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2013.

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SHAREHOLDER PROPOSALS FOR THE

2014 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder desiring to present a proposal for inclusion in the proxy statement for the Company’s 2014 Annual Meeting of Shareholders must deliver the proposal to the Secretary of the Company not later than December 20, 2013. However, if the date of the 2014 Annual Meeting of Shareholders is more than 30 days from June 13, 2014, the anniversary date of the Annual Meeting, a proposal will be considered timely if we receive it a reasonable time before we begin to print and send our proxy materials for such meeting. Only those proposals that comply with Eagle Bulk Shipping’s Amended and Restated By-Laws (“By-Laws”) and the requirements of Rule 14a-8 of the Exchange Act will be included in the Company’s proxy statement for the 2014 Annual Meeting of Shareholders.

Shareholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the shareholder must comply with the procedures specified in the Company’s By-laws which have been filed as Exhibit 3.2 to our registration statement on Form S-1 (File No. 333-123817), filed with the SEC on June 20, 2005, and are available in print upon request from the Secretary of the Company. Our By-laws require all shareholders who intend to make proposals at an annual meeting of shareholders to submit their proposals to the Secretary of the Company not fewer than 90 and not more than 120 days before the anniversary date of the previous year’s annual meeting of shareholders. The By-laws also provide that nominations for Director may only be made by the Board of Directors (or an authorized committee of the Board of Directors) or by a shareholder of record entitled to vote who sends notice to the Secretary of the Company not fewer than 90 nor more than 120 days before the anniversary date of the previous year’s annual meeting of shareholders. Any nomination by a shareholder must comply with the procedures specified in the Company’s By-laws. To be eligible for consideration at the 2014 Annual Meeting of Shareholders, proposals that have not been submitted by the deadline for inclusion in the proxy statement and any nominations for Director must be received by the Company’s Secretary between February 13, 2014 and March 15, 2014. This advance notice period is intended to allow all shareholders an opportunity to consider all business and nominees expected to be considered at the meeting. However, if the 2014 Annual Meeting of Shareholders is held on a date that is not within 30 days before or after June 13, 2014, the anniversary of the Annual Meeting, shareholder proposals that have not been submitted by the deadline for inclusion in the proxy statement and any nominations for Director must be received by the close of business on the tenth day following the earlier of the date on which notice of the 2014 Annual Meeting of Shareholders is mailed or the date on which public disclosure of the date of the 2014 Annual Meeting of Shareholders is made.

All submissions to, or requests from, the Secretary of the Company should be made to: Adir Katzav, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules thereunder, the Company’s executive officers and Directors and persons who own more than 10% of a registered class of the Company’s equity securities are required to file with the SEC reports of their ownership of, and transactions in, the Company’s common stock. Based solely on a review of copies of such reports furnished to the Company, and written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 2012, its executive officers, Directors and 10% holders complied with the Section 16(a) requirements.

IMPORTANT NOTICE REGARDING DELIVERY

OF SHAREHOLDER DOCUMENTS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is referred to as “householding,” potentially provides extra convenience for shareholders and reduces printing and postage costs for companies.

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The Company and some brokers utilize the householding process for proxy materials. In accordance with a notice sent to certain shareholders who share a single address, only one copy of this proxy statement and the Company’s 2012 Annual Report is being sent to that address, unless we received contrary instructions from any shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Householding will continue until you are notified otherwise or until one or more shareholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your Company stock in “street name,” additional information regarding householding of proxy materials should be forwarded to you by your broker.

If you wish to receive a separate copy of this proxy statement or the Company’s 2012 Annual Report, or would like to receive separate proxy statements and annual reports in the future, or if you are receiving multiple copies of annual reports and proxy statements at an address shared with another shareholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Adir Katzav, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022.

OTHER MATTERS

At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: April 26, 2013

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EAGLE BULK SHIPPING INC.
477 MADISON AVENUE
NEW YORK, NY 10022

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 JOSEPH M. CIANCIOLO   02 DAVID B. HILEY   03 THOMAS B. WINMILL

The Board of Directors recommends you vote FOR the following proposal:

NOTE: If you receive more than one proxy card, please vote with respect to each card you receive.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)   Date

0000178874_1   R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

EAGLE BULK SHIPPING INC.
Annual Meeting of Shareholders
June 13, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Sophocles N. Zoullas and Adir Katzav, or either of them, each with full power of substitution, as proxies, to represent and vote as designated on the reverse side, all of the shares of Common Stock of Eagle Bulk Shipping Inc. held of record by the undersigned on April 22, 2013, at the Annual Meeting of Shareholders to be held at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York 10004 at 10:00 a.m., local time, on Thursday, June 13, 2013, or at any adjournment or postponement thereof.

This proxy may be revoked at any time before it is exercised.

This proxy card, when properly executed, will be voted in the manner directed herein. If no direction is made but the card is signed, this proxy card will be voted FOR ALL NOMINEES in Proposal No. 1 for election of directors and FOR Proposal No. 2 to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2013. If any other matter is properly presented at the Annual Meeting of Shareholders, this proxy will be voted in accordance with the judgment of the persons appointed as proxies.

Continued and to be signed on reverse side

0000178874_2 R1.0.0.51160